EXHIBIT 13

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F (the “Report”) of British American Tobacco p.l.c., a public limited company incorporated in England and Wales (the “Company”), for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ Jack Bowles	Date:	2 March 2023
Jack Bowles Chief Executive

Signature:	/s/ Tadeu Marroco	Date:	2 March 2023
Tadeu Marroco Finance and Transformation Director